Exhibit 4.1

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

Cusip No. 847461 10 0

NUMBER	SHARES

Specialized Health Products International, Inc.

70,000,000 AUTHORIZED SHARES   S0.02 PAR VALUE   NON-ASSESSABLE

This Certifies that

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ONLY

is the record holder of

shares of                               Specialized Health Products International, Inc.                  Common Stock transferrable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

COUNTERSIGNED AND REGISTERED
COLONIAL STOCK TRANSFER
Salt Lake City, Utah
By
TRANSFER AGENT AND REGISTRAR - AUTHORIZED SIGNATURE

Dated:

SECRETARY	PRESIDENT

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws of regulations:

TEN COM - as tenants in common		UNIF GIFT MIN ACT .	Custodian
TEN ENT - as tenants by the entirelies			[Cust]	(Minor)
JT TEN -	as joint tenants with right of		under Uniform Gifts to Minors
survivorship and not as tenants
	in common		Act
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares

 of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE:

SIGNATURE MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR. WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A BANK, BROKER OR ANY OTHER ELIGIBLE GUARANTOR INSTITUTION THAT IS AUTHORIZED TO DO SO UNDER THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (STAMP) UNDER RULES PROMULGATED BY THE U S SECURITIES AND EXCHANGE COMMISSION

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ONLY